EXHIBIT 99.2
INVESTOR SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2007
Share Repurchase Program
In the fourth quarter of 2007, the Company purchased 4.8 million of its outstanding shares for $222 million under two previously announced programs that collectively authorized the purchase of approximately 20 million shares of Dover common stock. During 2007, the Company purchased a total of 12.4 million shares under the programs for $591 million. In 2008 (through January 29th), the Company purchased an additional one million shares at a cost of $40 million, leaving the balance of the Board's authorization at about $420 million.
Acquisitions and Divestitures
During the fourth quarter of 2007, the Company completed two add-on acquisitions: Camco, formerly Industrial Motion Controls LLC (De-Sta-Co) in the Industrial Products segment and Windrock Inc. (Gas Equipment Group) in the Fluid Management segment, for a total purchase price of $97.1 million. During 2007, Dover made a total of seven add-on acquisitions, totaling $273.6 million, net of cash acquired.
During the fourth quarter of 2007, the Company completed the sale of a previously discontinued business and recorded other adjustments resulting in an after-tax gain of $0.3 million. For 2007, the Company finalized the sales of a total of six businesses resulting in an after-tax loss of $17.1 million. At year end 2007, two businesses remain held for sale.
Growth Factors

	2007
Revenue Growth	Q1	Q2	Q3	Q4	YTD
Organic	4.0%	-0.8%	3.3%	2.8%	2.3%
Acquisitions	12.8%	12.0%	9.7%	5.0%	9.7%
Currency translation	1.9%	1.8%	1.9%	3.0%	2.2%

	18.7%	13.0%	14.9%	10.8%	14.2%

Organic Growth less Electronic Technologies segment	7.3%	3.1%	5.8%	4.6%	5.2%

Cash Flow
The following table is a reconciliation of free cash flow (a non-GAAP measure) with cash flows from operating activities.

	Three Months Ended December 31,		Years Ended December 31,
Free Cash Flow (in thousands)	2007	2006	2007	2006
Cash flow provided by operating activities	$364,349	$289,187	$901,941	$866,082
Less: Capital expenditures	43,565	57,218	174,252	190,732

Free cash flow	$320,784	$231,969	$727,689	$675,350

Free cash flow as a percentage of revenue	17.2%	13.8%	10.1%	10.7%

Free cash flow as a percentage of earnings from continuing operations			111.4%	114.0%

1

The full year increase in free cash flow reflects higher earnings from continuing operations before depreciation and amortization and lower capital expenditures, partially offset by higher tax payments in 2007. In addition, Adjusted Working Capital (a non-GAAP measure calculated as accounts receivable, plus inventory, less accounts payable) increased from the prior year end by $29.1 million, or 2% to $1,363.0 million which reflected an increase in receivables of $57.4 million, a decrease in inventory of $13.0 million and an increase in accounts payable of $15.3 million. Excluding acquisitions and the effects of foreign exchange translation, working capital would have decreased by $50.1 million, or 4%. Average Annual Adjusted Working Capital as a percentage of revenue (a non-GAAP measure calculated as the five-quarter average balance of accounts receivable, plus inventory, less accounts payable divided by the trailing twelve months of revenue) increased to 19.2% at December 31, 2007 from 19.0% at December 31, 2006.
Capitalization
The following table provides a summary reconciliation of total debt and net debt to total capitalization to the most directly comparable GAAP measures:

	At December 31,	At December 31,
Net Debt to Total Capitalization Ratio (in thousands)	2007	2006
Current maturities of long-term debt	$33,175	$32,267
Commercial paper and other short-term debt	605,474	258,282
Long-term debt	1,452,003	1,480,491

Total debt	2,090,652	1,771,040
Less: Cash and cash equivalents	602,412	374,845

Net debt	1,488,240	1,396,195
Add: Stockholders’ equity	3,946,173	3,811,022

Total capitalization	$5,434,413	$5,207,217

Net debt to total capitalization	27.4%	26.8%

Net debt at December 31, 2007 increased $92 million as a result of increased commercial paper borrowings used primarily to fund the Company’s share repurchase programs during 2007. The percentage increase in net debt to total capital, after $591 million of share repurchases, reflects strong operational free cash flow and net proceeds from dispositions of $91 million.
Tax Rate
The Company’s effective tax rates for the fourth quarter of 2007 and 2006 was 24.1% and 22.9%, respectively. Both periods were favorably impacted by the mix of foreign earnings in low-taxed overseas jurisdictions. The higher rate in the 2007 period was caused by an increase in unrecognized tax benefits as required under FIN 48, while the 2006 period was favorably impacted by the effect of the full year retroactive extension of the U.S. Federal research tax credit.
The 2007 tax rate for continuing operations was 26.4%, reflecting the same factors that affected the fourth quarter 2007 rate. The 2006 tax rate for continuing operations of 26.8% also reflected the same factors that impacted the fourth quarter rate, as well as a lower relative United States federal tax exclusion for foreign sales in 2006.

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share data)

	Three Months Ended December 31		Twelve Months Ended December 31
	2007	2006	2007	2006
Revenue	$1,860,021	$1,679,173	$7,226,089	$6,329,279
Cost of goods and services	1,187,964	1,082,630	4,604,422	4,020,702

Gross profit	672,057	596,543	2,621,667	2,308,577
Selling and administrative expenses	425,301	375,159	1,640,977	1,410,654

Operating earnings	246,756	221,384	980,690	897,923
Interest expense, net	22,395	19,068	89,008	76,984
Other expense, net	1,797	1,795	4,078	11,446

Total interest/other expense, net	24,192	20,863	93,086	88,430

Earnings before provision for income taxes and discontinued operations	222,564	200,521	887,604	809,493
Provision for income taxes	53,688	45,958	234,331	217,038

Earnings from continuing operations	168,876	154,563	653,273	592,455
Earnings (loss) from discontinued operations, net	16,488	(36,043)	7,807	(30,673)

Net earnings	$185,364	$118,520	$661,080	$561,782

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.86	$0.76	$3.24	$2.91
Earnings (loss) from discontinued operations	0.08	(0.18)	0.04	(0.15)
Net earnings	0.95	0.58	3.28	2.76

Weighted average shares outstanding	195,932	204,182	201,330	203,773

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.86	$0.75	$3.22	2.88
Earnings (loss) from discontinued operations	0.08	(0.18)	0.04	(0.15)
Net earnings	0.94	0.58	3.26	2.73

Weighted average shares outstanding	197,286	205,978	202,918	205,497

Dividends paid per common share	$0.200	$0.185	$0.770	$0.710

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended December 31		Twelve Months Ended December 31
	2007	2006	2007	2006
Weighted average shares outstanding — Basic	195,932	204,182	201,330	203,773
Dilutive effect of assumed exercise of employee stock options	1,354	1,796	1,588	1,724

Weighted average shares outstanding — Diluted	197,286	205,978	202,918	205,497

Anti-dilutive shares excluded from diluted EPS computation	1,635	—	3,241	1,716

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2006					2007
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	Q3	Q4	FY 2007

REVENUE
Industrial Products
Material Handling	$155,581	$157,101	$175,408	$218,409	$706,499	$243,344	$251,679	$233,106	$230,983	$959,112
Mobile Equipment	296,492	305,684	307,310	311,232	1,220,718	307,758	315,394	315,920	323,912	1,262,984
Eliminations	(187)	(263)	(259)	(219)	(928)	(219)	(220)	(203)	(335)	(977)

	451,886	462,522	482,459	529,422	1,926,289	550,883	566,853	548,823	554,560	2,221,119

Engineered Systems					—					—
Product Identification	114,731	137,040	143,482	173,048	568,301	206,625	224,353	227,617	253,985	912,580
Engineered Products	239,045	303,325	286,792	276,700	1,105,862	285,108	311,178	333,254	305,169	1,234,709

	353,776	440,365	430,274	449,748	1,674,163	491,733	535,531	560,871	559,154	2,147,289

Fluid Management					—					—
Energy	158,495	164,768	178,054	182,861	684,178	189,367	188,690	197,759	199,208	775,024
Fluid Solutions	157,455	161,434	159,478	167,032	645,399	169,669	174,579	176,756	186,109	707,113
Eliminations	66	(17)	(20)	(3)	26	(40)	(24)	(12)	(53)	(129)

	316,016	326,185	337,512	349,890	1,329,603	358,996	363,245	374,503	385,264	1,482,008

Electronic Technologies	330,019	370,236	358,137	353,172	1,411,564	321,173	340,717	363,002	365,211	1,390,103

Intra-segment eliminations	(2,850)	(3,296)	(3,135)	(3,059)	(12,340)	(3,437)	(3,455)	(3,370)	(4,168)	(14,430)

Total consolidated revenue	$1,448,847	$1,596,012	$1,605,247	$1,679,173	$6,329,279	$1,719,348	$1,802,891	$1,843,829	$1,860,021	$7,226,089

NET EARNINGS
Segment Earnings:
Industrial Products	$62,985	$65,177	$61,858	$61,208	$251,228	$70,148	$85,077	$75,893	$65,933	$297,051
Engineered Systems	49,995	73,789	62,905	55,041	241,730	50,944	77,318	79,451	74,104	281,817
Fluid Management	67,072	66,732	67,297	66,276	267,377	73,842	73,283	79,184	78,267	304,576
Electronic Technologies	47,742	60,872	52,658	53,675	214,947	36,949	45,354	50,801	47,233	180,337

Total Segments	227,794	266,570	244,718	236,200	975,282	231,883	281,032	285,329	265,537	1,063,781
Corporate expense / other	(22,563)	(27,824)	(21,807)	(16,611)	(88,805)	(22,393)	(23,106)	(21,092)	(20,578)	(87,169)
Net interest expense	(21,484)	(19,248)	(17,184)	(19,068)	(76,984)	(21,838)	(22,449)	(22,326)	(22,395)	(89,008)

Earnings from continuing operations before provision for income taxes	183,747	219,498	205,727	200,521	809,493	187,652	235,477	241,911	222,564	887,604
Provision for income taxes	55,616	65,025	50,439	45,958	217,038	53,161	63,510	63,972	53,688	234,331

Earnings from continuing operations	128,131	154,473	155,288	154,563	592,455	134,491	171,967	177,939	168,876	653,273
Earnings (loss) from discontinued operations, net	75,695	(82,562)	12,237	(36,043)	(30,673)	(5,560)	227	(3,348)	16,488	7,807

Net earnings	$203,826	$71,911	$167,525	$118,520	$561,782	$128,931	$172,194	$174,591	$185,364	$661,080

SEGMENT OPERATING MARGIN
Industrial Products	13.9%	14.1%	12.8%	11.6%	13.0%	12.7%	15.0%	13.8%	11.9%	13.4%
Engineered Systems	14.1%	16.8%	14.6%	12.2%	14.4%	10.4%	14.4%	14.2%	13.3%	13.1%
Fluid Management	21.2%	20.5%	19.9%	18.9%	20.1%	20.6%	20.2%	21.1%	20.3%	20.6%
Electronic Technologies	14.5%	16.4%	14.7%	15.2%	15.2%	11.5%	13.3%	14.0%	12.9%	13.0%
Total Segment	15.7%	16.7%	15.2%	14.1%	15.4%	13.5%	15.6%	15.5%	14.3%	14.7%

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2006					2007
										Q4
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	Q3	Q4	FY 2007

BOOKINGS
Industrial Products
Material Handling	$176,965	$156,684	$170,758	$208,163	$712,570	$259,039	$246,416	$228,085	$227,507	$961,047
Mobile Equipment	302,838	311,496	325,345	311,417	1,251,096	374,845	353,122	298,016	338,357	1,364,340
Eliminations	(404)	(426)	(1,589)	(380)	(2,799)	(438)	(445)	(324)	(349)	(1,556)

	$479,399	$467,754	$494,514	$519,200	$1,960,867	$633,446	$599,093	$525,777	$565,515	$2,323,831

Engineered Systems
Product Identification	$122,201	$130,013	$145,929	$163,953	$562,096	$215,596	$219,111	$231,166	$253,343	$919,216
Engineered Products	295,712	305,753	290,647	275,653	1,167,765	322,940	344,559	294,235	247,718	1,209,452

	$417,913	$435,766	$436,576	$439,606	$1,729,861	$538,536	$563,670	$525,401	$501,061	$2,128,668

Fluid Management
Energy	$170,191	$166,628	$186,444	$170,664	$693,927	$200,010	$187,502	$194,733	202,820	$785,065
Fluid Solutions	160,388	167,631	158,783	167,130	653,932	171,944	180,964	177,021	186,715	716,644
Eliminations	(20)	(11)	(20)	(32)	(83)	(15)	(16)	(12)	(67)	(110)

	$330,559	$334,248	$345,207	$337,762	$1,347,776	$371,939	$368,450	$371,742	$389,468	$1,501,599

Electronic Technologies	$382,817	$364,096	$340,645	$322,485	$1,410,043	$311,840	$354,858	$381,804	$330,049	$1,378,551

Intra-segment eliminations	(3,243)	(3,655)	(2,030)	(3,488)	(12,416)	(3,041)	(4,308)	(4,474)	(2,837)	(14,660)

Total consolidated bookings	$1,607,445	$1,598,209	$1,614,912	$1,615,565	$6,436,131	$1,852,720	$1,881,763	$1,800,250	$1,783,256	$7,317,989

BACKLOG
Industrial Products
Material Handling	$130,621	$130,402	$156,112	$146,614		$161,991	$157,945	$153,245	$149,628
Mobile Equipment	369,013	385,745	417,467	429,191		501,591	541,683	529,423	543,776
Eliminations	(5)	(4)	(147)	(165)		(207)	(236)	(275)	(195)

	$499,629	$516,143	$573,432	$575,640		$663,375	$699,392	$682,393	$693,209

Engineered Systems
Product Identification	$42,912	$43,733	$48,042	$57,706		$66,875	$62,216	$68,682	$68,938
Engineered Products	250,996	252,512	256,306	256,200		286,313	327,088	287,901	230,796

	$293,908	$296,245	$304,348	$313,906		$353,188	$389,304	$356,583	$299,734

Fluid Management
Energy	$67,711	$68,139	$88,161	$75,449		$88,392	$89,044	$87,105	$88,245
Fluid Solutions	56,154	62,481	61,794	63,565		65,683	72,028	73,007	73,713
Eliminations	(9)	(3)	(3)	(33)		(8)	—	—	(14)

	$123,856	$130,617	$149,952	$138,981		$154,067	$161,072	$160,112	$161,944

Electronic Technologies	$243,480	$242,205	$227,528	$200,048		$229,010	$243,996	$266,474	$232,704

Intra-segment eliminations	(1,716)	(2,071)	(1,197)	(1,632)		(1,193)	(2,110)	(3,223)	(1,913)

Total consolidated backlog	$1,159,157	$1,183,139	$1,254,063	$1,226,943		$1,398,447	$1,491,654	$1,462,339	$1,385,678

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$3,718	$3,542	$6,888	$11,065	$25,213	$6,460	$6,417	$6,933	$6,899	$26,709
Engineered Systems	1,801	3,431	4,000	5,404	14,636	12,094	5,954	6,257	6,948	31,253
Fluid Management	4,487	3,936	3,761	3,999	16,183	3,800	3,812	3,796	4,161	15,569
Electronic Technologies	8,135	8,709	7,976	8,094	32,914	8,756	10,319	9,957	9,264	38,296

	$18,141	$19,618	$22,625	$28,562	$88,946	$31,110	$26,502	$26,943	$27,272	$111,827

* Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment, and intangible assets.

	2006					2007
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	Q3	Q4	FY 2007

Basic earnings (loss) per common share:
Continuing operations	$0.63	$0.76	$0.76	$0.76	$2.91	$0.66	$0.84	$0.89	$0.86	$3.24
Discontinued operations	0.37	(0.40)	0.06	(0.18)	(0.15)	(0.03)	0.00	(0.02)	0.08	0.04
Net earnings	1.00	0.35	0.82	0.58	2.76	0.63	0.84	0.87	0.95	3.28

Diluted earnings (loss) per common share:
Continuing operations	$0.63	$0.75	$0.76	$0.75	$2.88	$0.65	$0.83	$0.88	$0.86	$3.22
Discontinued operations	0.37	(0.40)	0.06	(0.18)	(0.15)	(0.03)	0.00	(0.02)	0.08	0.04
Net earnings	0.99	0.35	0.82	0.58	2.73	0.63	0.84	0.86	0.94	3.26

DOVER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENT OF CASH FLOWS
(unaudited) (in thousands)
BALANCE SHEET

	At December 31, 2007	At December 31, 2006

Assets:
Cash and cash equivalents	$602,412	$374,845
Receivables, net of allowances	1,097,697	1,040,286
Inventories, net	681,600	694,631
Deferred tax and other current assets	158,790	130,349
Property , plant and equipment, net	885,145	815,188
Goodwill	3,293,986	3,143,034
Intangible assets, net	1,070,574	1,065,382
Other assets	169,185	122,842
Assets of discontinued operations	106,642	240,101

	$8,066,031	$7,626,658

Liabilities and Stockholders’ Equity
Notes payable and current maturities of long-term debt	$638,649	$290,549
Payables and accrued expenses	1,024,405	977,884
Taxes payable and other deferrals	933,308	918,563
Long-term debt	1,452,003	1,480,491
Liabilities of discontinued operations	71,493	148,149

Stockholders’ equity	3,946,173	3,811,022

	$8,066,031	$7,626,658

CASH FLOWS

	Twelve Months Ended December 31,
	2007	2006

Operating activities:
Net earnings	$661,080	$561,782
Loss (earnings) from discontinued operations, net of tax	(7,807)	30,672
Depreciation and amortization	245,028	195,633
Stock-based compensation	25,706	25,982
Contributions to defined benefit plans	(8,700)	(3,004)
Net change in assets and liabilities	(13,366)	55,017

Net cash provided by operating activities	901,941	866,082

Investing activities:
Proceeds from the sale of property and equipment	24,485	19,007
Additions to property, plant and equipment	(174,252)	(190,732)
Proceeds from sale of discontinued businesses	90,966	445,905
Acquisitions (net of cash and cash equivalents acquired)	(273,610)	(1,116,780)

Net cash used in investing activities	(332,411)	(842,600)

Financing activities:
Increase in debt, net	317,609	228,107
Purchase of treasury stock	(596,009)	(48,329)
Proceeds from exercise of stock options, including tax benefits	87,117	93,311
Dividends to stockholders	(154,390)	(144,799)

Net cash provided by (used in) financing activities	(345,673)	128,290

Effect of exchange rate changes on cash	34,356	19,816

Net cash provided by (used in) discontinued operations	(30,646)	16,314

Net increase in cash and cash equivalents	227,567	187,902
Cash and cash equivalents at beginning of period	374,845	186,943

Cash and cash equivalents at end of period	$602,412	$374,845